IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THESE
        COLLATERAL TERM SHEETS ARE BEING FILED IN PAPER PURSUANT TO A
                        CONTINUING HARDSHIP EXEMPTION.





                                  EXHIBIT 99




                            COLLATERAL TERM SHEETS

                                     for

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

        Commercial Mortgage Pass-Through Certificates, Series 1997-C2